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
                      California Power Exchange Corporation

                Annual Employee Disclosure Questionnaire




This questionnaire was designed specifically for officers, employees, temporary employees, and
Substantially Full-Time consultants and contractors of CaIPX. The period under review is from the date of employment, or the first day an individual has worked as a temporary employee, Substantially Full-
Time consultant or contractor of CaIPX. Completion of this questionnaire is required in the CaIPX
Bylaws (see Exhibit A - Employee Code of Conduct, section A.2.3). Additional questions have been included in this questionnaire in the best interests of both CaIPX and the respondent. The primary objectives of this questionnaire is to:

1) Increase awareness regarding the expectations that CaIPX has regarding Employee Code of
   Conduct.

2) Measure compliance with the CaIPX Employee Code of Conduct.

3) Serve as a mechanism for encouraging open dialogue regarding relevant issues, as well as questions, comments and concerns that may serve to further enhance the format and/or content of this questionnaire and the CaIPX Employee Code of Conduct. These questions should be directed to Richard Culhane, Sr. Director of Human Resources.

All False" answers should be explained in the Additional Comments section on pages 10 and 11 of this questionnaire. In addition, space is provided to allow the respondent to elaborate on any answer. If information is included on these pages, the appropriate statement number should be referenced to facilitate the review process.

Upon completion of this document, please return it to Richard Culhane, Sr. Director of Human
Resources.

                                    DEFINITION OF TERMS


For the purposes of this questionnaire, the following capitalized terms have definitions:

"Corporation" - includes CaIPX, its divisions, and CaIPX officers, employees or other third parties, such as temporary employees, Substantially Full-Time consultants and contractors, etc., acting on the behalf of CaIPX.

"Direct Payments" - includes money, transfer of stock, bonds or any other property, the payment of expenses, the providing of services of any type, the assumption or forgiveness of any indebtedness, or any other transfer of goods, services, tangibles or intangibles which accrues to the benefit of the ultimate recipient or promotes his or her interest.

"Entertainment or Gratuity" - such as food, refreshments, an event in the form of a luncheon or other type of gathering (i.e., meeting or function) and non-cash gifts of a nominal value, such as pens, pencils, note pads, calendars, or gifts received for a special occasion, in each case the value not exceeding $250 per source per year, are acceptable. Cash in any form or amount is not considered an acceptable gift and is explicitly forbidden.


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                       California Power Exchange Corporation

                Annual Employee Disclosure Questionnaire



"Family Member" - includes spouse, parents, grandparents, children, brothers, sisters, in-laws, and any step" or adopted" relatives of a CaIPX officer, employee, temporary employee, Substantially Full-
Time consultant and contractor.

'Government" - includes any agency, instrumentality, subdivision or other body of any national, state or local government, including regulatory agencies or government-controlled businesses, corporations, companies or societies.

"Indirect" Payments - includes any item which is for an individual's benefit or promotes his or her interest, regardless of the medium in which the payment is made and regardless of the identity of the immediate recipient or payee. A payment made to an agent or relative, or to an independent contractor, sales representative, consultant, attorney, lobbyist, charity, CaIPX employee or other third party, may be treated as an Indirect payment if such payment accrues or will accrue to his or her benefit, or will promote his or her financial or other interests, or if there is reason to believe that such initial recipient may have transferred the payment to another party for that party's benefit or interest.

"Interested Parties" - a CaIPX officer, employee, temporary employee, Substantially Full-Time consultant and contractor, Family Member, and Related Entity.

"Market Entity" - any entity engaged in the generation, transmission, marketing or distribution of electricity.

"Participant" - any person or entity that purchases or sells electrical power through CaIPX.

"Related Entity" - any entity or group in which any of the foregoing individuals has an interest or to which any of the foregoing individuals owes an allegiance through employment or other material economic relationship.

"Securities" - includes all interests in debt or equity instruments. The term includes, without limitation, secured and unsecured bonds, debentures, notes, securitized assets, and commercial paper, as well as all types of preferred and common stock. The term encompasses both current and contingent ownership interests. It extends to any right to acquire any long or short position in such securities and includes, without limitation, interests convertible into such securities, as well as options, rights warrants, puts, calls and straddles with respect thereto. It does not include an interest in a publicly traded or publicly available mutual fund or other collective investment fund, or in a widely held pension or similar fund provided that the prospectus does not indicate the objective or practice of concentrating its investments in Market Entities or any affiliates thereof, and the employee or officer neither exercises control nor has the ability to exercise control over the financial interests held in the fund.

"Substantially Full-Time" - means working on CaIPX matters more than thirty five (35) hours per week either (i) for a period of twenty six (26) or more weeks consecutively or in any year or (ii) pursuant to a contract with a term of twenty six (26) or more weeks (consecutively or in any year).



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
                     California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



                  ANNUAL EMPLOYEE DISCLOSURE QUESTIONNAIRE

STANDARDS
                                                                                  Not
                                                            True     False     Applicable
A.   General

     (1)    I have read the CaIPX Employee Code of
             Conduct and agree to abide by its terms.

      (2) I have not put myself in a position in which my personal interests are in direct conflict with those of CaIPX. Furthermore, my personal interests will not interfere with my ability to perform my job as well as possible.

      (3) I have not, nor has a Family Member, acted as a director, officer, employee, temporary employee, contractor, or consultant for a competitor, supplier, vendor, Participant, or
             Related Entity.

      (4) If the answer to question (3) was "False", disclosure of this activity was made in writing, supported by specific reasons, and approved by the Governing Board prior to acting in the capacity mentioned above.

      (5) To the best of my knowledge, neither 1, nor any Family Member, has any direct or indirect ownership or profit participation with any Related Entity or enterprise that is a competitor, that purchases or sells goods or services, borrows or loans funds, leases property or engages in any other business transactions with CaIPX.

             Note: see Definition of "Securities" for Information regarding "ownership."

      (6) I have not used any CaIPX property or services for personal gain and have not removed or disposed of CaIPX materials, supplies or equipment without proper authority.





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                     California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



                                                                                   Not
                                                           True       False    Applicable

     (7) I have not, nor has a Family Member, accepted any form of Entertainment or Gratuity, that would tend to affect, or give the appearance of affecting, my judgment in the performance of my duties.

     (8) If Entertainment or a Gratuity was accepted, I have kept a written record of each item and/or event attended.

     (9) I have not given Entertainment or a Gratuity in any form to anyone for the purpose of influencing their judgment in the performance of their duties.

     (10) I have not withheld information from or given false or misleading information to anyone conducting a duly authorized investigation or audit relating to CaIPX or its business.

            Note: The only possible exceptions to
            withholding information is to protect a
            recognized legal privilege or to appropriately assert confidentiality.

     (11) I have not discriminated against anyone on any unlawful basis, including sex, race, religion, color, national origin, sexual orientation, age, medical condition, physical or mental disability, HIV or AIDS condition, marital status, veteran status, or family leave status.

     (12) I have not been under the influence of alcohol, or possessed, used or been under the influence of any illegal drugs while on the job or during work hours (including meal breaks).

B.   Non-Participation in Energy Transactions

     (13) I have not, nor has a Family Member, acted as a broker in connection with any power or energy sale or purchase.




                                       4


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
                     California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



                                                                                     Not
                                                             True      False      Applicable

     (14)   I have not, nor has a Family Member,
            purchased electricity, except for ordinary personal uses, or sold electricity except to the extent necessary to carry out the Corporation's functions.

     (15) I have not, nor has a Family Member, acted as an Interested Party and as an employee, director or attorney for, or a Substantially
             Full-Time consultant or contractor to, any Market Entity.

     (16) If the answer to Question (15) was "False," my request to operate in such a capacity was made in writing, supported by specific reasons, and approved by the Governing Board prior to my acting in that capacity.

     (17) I have disclosed all pertinent information regarding Securities of any market entities or their affiliates which I own.

     (18) I have disposed of all Securities of any market entities or their affiliates within four (4) months after my agreed upon start date (or within six
             (6) months provided the agreed upon start date was prior to January 1, 1998).

     (19) While an Interested Party, I have not acquired, either directly or indirectly, Securities issued by any Market Entities or their affiliates.

C.   Administration of Market Rules

      (20) I understand that it is the policy of the Corporation to conduct an open, efficient, non-discriminatory market for the purchase and sale of electric energy.








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
                      California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



                                                                                     Not
                                                             True      False    Aplicable

     (21) Where discretion can be exercised with the application of any rule or provision relating to the sale or purchase of electricity, I have exercised the same degree of discretion when applying the rule to persons in the same or similar situation.

      (22) I have strictly enforced any market rule relating to the sale or purchase of electricity which does not, by its terms, provide for the exercise of discretion.

     (23) I have not given any purchaser or seller undue preference over any other purchaser or seller in matters relating to the purchase or sale of electricity.

     (24) I have processed all similar requests for the purchase or sale of electricity in a non-discriminatory manner and without undue delay.

     (25) I understand that on any occasion where CalPX grants a discretionary waiver on a non-material market rule, CalPX must maintain a written log of that waiver, the circumstances involved, the person authorizing the waiver and the source of authority for the waiver.

D.   Use of Information

     (26) I have not used any non-public information obtained in my capacity as an officer, employee, or Substantially Full-Time consultant or contractor for my own personal gain (except to the extent authorized by the Corporation's bylaws, any laws or any court order) or to the detriment of the Corporation.

     (27) I have not disclosed or published, except as my duties required, or used for personal gain, any confidential information, documents or materials of CalPX or its Participants.




                                       6

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
                     California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



                                                                                    Not
                                                            True      False      Applicable

     (28)   I have not gained or granted others
             unauthorized access to CalPX computers.

E.   Illegal Acts

     (29) I am not aware of any illegal or improper conduct on the part of another Interested Party, or conduct inconsistent with the CalPX Code of Conduct.

     (30) If the answer to Question (29) was False," when I became aware of illegal or improper
             Conduct, I informed my supervisor or the General Counsel of CalPX of such conduct.

F.   Political Contributions and Activities

      (31) I have not used funds or resources of CaiPX in support of any political party or candidate for elected office.

      (32) I have not used my position, authority, or influence with CalPX for the purpose of affecting the result of an election or the nomination of a party for public office.

      (33) No Interested Party has asked, instructed or coerced me into paying, lending, or contributing anything of value (including personal services) to a party, committee, organization, agency or person for political purposes.




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
                     California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



                                                                                  Not
                                                           True       False   Applicable

G.   Payments to Government Officials

     (34) To my knowledge, the Corporation, or any third party acting on behalf of the Corporation, has not made Direct or Indirect Payments that might be interpreted or construed as a bribe, kickback, or other payment regardless of form, whether in money, property or services, to or for the benefit of any Government official or employee, domestic or foreign, for the purpose of affecting his or her action or the action of the Government he or she represents, to obtain special concessions, or to pay for business secured or special concessions obtained in the past.

H.   Commercial Bribery

      (35) To my knowledge, the Corporation, or any third party acting on behalf of the Corporation, has not made Direct or Indirect Payments that might be interpreted or construed as a bribe, kickback, or other payment regardless of form, whether in money, property or services, to or for the benefit of an employee of another company or organization for the purpose of obtaining favorable treatment in securing business or otherwise obtaining special concessions from such other companies or organizations.




                                       8




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
                     California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



                                                                                  Not
                                                           True      False     Applicable

1.   Accommodation Payments

     (36)   To my knowledge, CalPX has not made any
             Direct or Indirect Payments to accommodate
             Interested Parties, Participants, suppliers, or others by paying part of what is due or owing into a country other than the domicile of the payee or the country in which the work was done; in the name of any third party, whether or not related to the real party in interest to the transaction, or otherwise engaging in payment procedures which are in any way extraordinary or at variance with CalPX's normal accounting procedures and practices.

J.   False or Artificial Entries in Books and Records

      (37) Upon initiating or modifying entries in CalPX's accounting records, I did so in accordance with management's directions and in conformance with CalPX's accounting policies and procedures.

K.   Unrecorded Funds or Assets

      (38) To my knowledge, CalPX has not maintained, either directly or indirectly, any cash funds, bank deposits, or other Corporation assets without recording them on the official
             Corporation financial and accounting books and records.



Signature


Print Name


Date





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               California Power Exchange Corporation

           Annual Employee Disclosure Questionnaire


                         Additional Comments









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                California Power Exchange Corporation

           Annual Employee Disclosure Questionnaire


                      Additional Comments (Continued)
















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
                       California Power Exchange Corporation

                Annual Employee Disclosure Questionnaire



List of Representative Situations or Transactions -Which Would Be Subject of Inquiry Under the
                                Code of Conduct Questionnaire


The List is intended to indicate various areas for possible exploration with the interviewee. It is not intended to be all encompassing, nor in any way a replacement for the questionnaire itself.
Accordingly, the questionnaire itself should remain the basis for any interview, with the supplemental listing being used to stimulate interviewee response through the use of typical examples in each major area.

Typical transactions or situations, which might fall under each of the major subject areas of the questionnaire, are as follows (numbers in parentheses correspond to numbering in original questionnaire):

Political Contributions and Activities (31, 32. 33)

      * Purchase of tickets by the Corporation for political fund raising dinners or other political campaign or party functions (such purchase may, in fact, be legal under the law of certain jurisdictions within the United States).

      * Loan of CaIPX personnel for political party work or campaign activities (e.g., paid leave of absence, other reimbursement such as additional vacation time, etc.).

      * Payment to a lobbyist which is passed through to a political candidate or campaign organization.

      * Contribution by an individual to a political campaign or party which is reimbursed by the
          Corporation.

      * Use of CaIPX facilities, such as automobiles, duplicating equipment, office equipment, stationary, postage, etc. for political campaign or party activities.

      * Guaranty of debt of any political candidate, party or campaign organization.

Payments to Government Officials (whether foreign or domestic) (9. 34)

      * Money or property passed through a lobbyist or consultant to a public official or his representative in order to obtain certain action on legislation, regulations or other
          Governmental activity.

      * Employment of consultants who are also connected with the Government or a Government agency, for the purpose of influencing that agency's decisions.

      * Excessive gifts or gratuities or excessive Entertainment of Government officials or their representatives.



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                      California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



     *  Payment passed through another party to a Government agent in order to influence decisions that may favorably impact CalPX.

     * Payment to a Government agent for the purpose of assuring his favorable decision towards the company's products or dissuading his favorable decision towards products of another company.

     * Dues to trade associations or similar organizations which may be passed through to
         Government officials or their staffs for influencing legislative action.

     * Any payment to a Government official for affirmative action on legislation, regulation, tax audits, Government reimbursement, setting of prices, etc.

     * Use of company facilities (e.g., hunting lodges, etc.) by Government officials or their staff.

Commercial Bribery (9, 35)

     * Payment of a commission to an employee or agent of another company (rather than to the company itself) for promoting our product to his customers. (This may be with or without the knowledge of an employer, depending upon the law of the various jurisdictions. Some jurisdictions require that an employer must be unaware of such a payment for it to constitute commercial bribery; others do not require this lack of employer knowledge.)

     * Payment or gift to an employee or agent of another company in order to influence his decision with respect to purchase of our products.

      * Any similar Payments made through a consultant or contractor (particularly if said consultant or contractor was recommended or suggested by the ultimate recipient).

      * Use of company facilities (e.g., hunting lodges, etc.) by employees of other companies.

False or Artificial Entries in Books and Records (36.37)

      * Mislabeled expenditures (e.g., bribes listed as promotional expenses).

      * False or inflated invoices, which are used to disguise kickbacks, particularly in the commercial bribery area.

      * Expenditures that are passed through company officials or employees to third parties, e.g., bonuses that are used to reimburse individuals for political contributions.

      * False prizes or awards (to Participants, vendors, etc.).

      * Claiming a deduction for services or merchandise never received.




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                      California Power Exchange Corporation

                Annual Employee Disclosure Questionnaire



Unrecorded Fund or Asset (38)

     * Numbered foreign bank accounts.

     * Bank accounts containing CaIPX funds but held in the names of individuals.

     *  Unrecorded petty cash orublack box" funds.

     * Real and personal property held by a nominee.

     The above is intended to be a list of examples of the sorts of areas that might be examined in the course of an interview based on the original questionnaire. This does not, however, mean to imply by the above list that all Payments falling within and of the described areas are necessarily illegal or improper. In fact, many such Payments are not only proper but also a normal and necessary part of doing business, such as the examples that follow.


  List of Representative Situations or Transactions Which Would Not Be Reportable Under the
                                Code of Conduct Questionnaire

      1.    Promotional activities carried out in connection with the sale of the company's products, including distribution of promotional items and materials.

      2.    Entertaining of existing and prospective business Participants.

      3.    Making occasional modest gifts to persons engaged in business with the company.

      4.    Participation by the company, either directly or through agents to sponsoring agencies, in various seminars, symposia and other educational programs which may, from time to time, include presentations or participation by Government officials or public officeholders.

      5.    Participation by the company or its employees in civic or community projects, some of which may involve Government participation.

      6.    Legitimate and duly reported lobbying activities of the company with respect to public issues and legislative and/or regulatory matters affecting the company's business.

      7.    Encouraging employees of the company, on a nonpartisan basis, to participate actively in the political process by their personal efforts and contributions on behalf of candidates of their choice, including allowing employees, on election days, time off without compensation to engage in politics actively at the polls, and occasionally allowing employees to take a leave of absence without pay to participate in political activities of their choice.





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                     California Power Exchange Corporation

               Annual Employee Disclosure Questionnaire



     8.    Normal and customary entertaining (such as meals and, where applicable, reasonable honorariums for participation in forums or seminars) of public office officeholders at modest expense on company property and elsewhere.

     9.    Making bona fide Payments under written contracts to consultants, agents and similar representatives for advice and assistance in securing domestic and foreign business and expediting business transactions.

      10.   Maintaining domestic and foreign bank accounts in the name of the company, all of that have identifying numbers, over which appropriate officers of the company (including subsidiaries) have signatory authority, the balances of which are reflected on the books of the company.











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